Filed pursuant to Rule 497

File No. 333-218611

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES REDEMPTION OF THE

7.75% SERIES A TERM PREFERRED STOCK DUE 2022

GREENWICH, Conn. – December 18, 2019 – Eagle Point Credit Company Inc. (the “Company”) (NYSE: ECC, ECCA, ECCB, ECCX, ECCY) announced today that it will redeem all of the outstanding shares of its 7.75% Series A Term Preferred Stock (NYSE: ECCA) (“Series A Term Preferred Stock”) on January 31, 2020 (the “Redemption Date”), following which the Series A Term Preferred Stock will be delisted from the New York Stock Exchange. The redemption price per share of the Series A Term Preferred Stock will be $25 per share, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Redemption Date (the “Redemption Price”). The redemption of all of the outstanding shares of the Series A Term Preferred Stock is expected to result in interest savings through the original maturity date of the Series A Term Preferred Stock, but will also accelerate into net realized loss the remaining deferred issuance costs related to the issuance of the Series A Term Preferred Stock in the period such shares are redeemed.

All of the Series A Term Preferred Stock are held in book-entry form through The Depository Trust Company (“DTC”) and the Series A Term Preferred Stock will be redeemed in accordance with the procedures of DTC. Payment to DTC for the shares of Series A Term Preferred Stock will be made by American Stock Transfer & Trust Company, LLC (the “Redemption and Paying Agent”). From and after the Redemption Date, the Series A Term Preferred Stock will no longer be deemed outstanding, dividends will cease to accumulate and all the rights of the shareholders of such shares will cease, except the right to receive the Redemption Price, without interest. The Redemption and Paying Agent can be reached by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attn: Corporate Actions or telephonically at (718) 921-8317.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC.

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Credit Company Inc.

Investor and Media Relations:

ICR

203-340-8510

IR@EaglePointCredit.com

www.eaglepointcreditcompany.com